SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 10, 2001

MELLON BANK PREMIUM FINANCE LOAN MASTER TRUST
(Exact name of registrant as specified in charter)

New York	333-11961	25-0659306

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer

incorporation)		Identification No.)

One Mellon Center
Pittsburgh, PA 15258-0001
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

Not applicable
(Former name or former address, if changed since last report)

Item 5.	Other Events

The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7.	Financial statements and exhibits

	(c)	Exhibits

		20.	Monthly Certificateholders Statement

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK PREMIUM FINANCE

LOAN MASTER TRUST

	By:	AFCO Credit Corporation, on behalf
of Mellon Bank Premium Finance

Loan Master Trust

Date: April 10, 2001	By:	C. LEONARD O’CONNELL

		Name:	C. Leonard O’Connell

		Title:	Senior Vice President,

Chief Financial Officer

and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Certificateholders	Filed herewith

Statement